SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 28, 2003

PHARSIGHT CORPORATION

(Exact name of registrant as specified in charter)

Delaware	0-31253	77-0401273
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 W. El Camino Real, Suite 200 Mountain View, CA 94040
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 314-3800

Item 12.  Results of Operations and Financial Condition.

On October 28, 2003, Pharsight Corporation issued a press release announcing results for the quarter ended September 30, 2003.  A copy of the press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: October 28, 2003	PHARSIGHT CORPORATION

	By:	/s/ Shawn M. O’Connor
	Name:	Shawn M. O’Connor
	Title:	President and Chief Executive Officer

INDEX TO EXHIBITS

99.1	Press release of Pharsight Corporation issued October 28, 2003, announcing results for the quarter ended September 30, 2003.